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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): September 9, 1996
                                                         -----------------


                          Commercial Intertech Corp.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


            Ohio                         0-588                   34-0159880
- ----------------------------          ------------           ------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


            1775 Logan Avenue, Youngstown, Ohio               44501
          ----------------------------------------          ----------
          (Address of Principal Executive Offices)          (Zip Code)

       Registrant's telephone number, including area code (330) 746-8011
                                                          --------------

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Item 5.    Other Events.

On September 9, 1996, the Registrant issued the press release attached as
Exhibit 99.1. The information contained in this press release is incorporated herein by reference.


Item 7.    Financial Statements and Exhibits.

      (c)  Exhibits.

           99.1        News Release of Registrant dated September 9, 1996

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Commercial Intertech Corp.


Dated:  September 9, 1996
                                      By: /s/ Paul J. Powers
                                          ---------------------------
                                          Paul J. Powers
                                          Chairman of the Board, President and
                                          Chief Executive Officer


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                                 Exhibit Index
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     Exhibit #                       Item
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       99.1                      Press Release


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